UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEUDLE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Chicago Mercantile Exchange Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:

(4)	Date Filed:

On April 7, 2004, Chicago Mercantile Exchange Holdings Inc. distributed the following Communication to its shareholders:

20 South Wacker Drive	312/930.1000 tel
Chicago, IL 60606-7499	312/466.4410 fax
www.cme.com

April 7, 2004

Dear Shareholder:

Proxy material for our 2004 Annual Meeting of Shareholders, to be held on Wednesday, April 21, 2004, was mailed to you in mid-March.

As of today, our records indicate that we have not yet received your signed proxy card. With the Annual Meeting only a short time away, it is important that you sign and return your proxy today to make sure that your shares will be voted at the meeting in accordance with your desires. We urge you to vote even if you plan to attend the meeting in person.

In the event that your proxy material has been misplaced, we are enclosing for your use a duplicate proxy card and return envelope.

If you already have mailed your proxy card to us or voted by telephone or over the Internet, please disregard this reminder. If you have not, please sign and return the enclosed card as soon as possible. You may also vote by telephone or over the Internet by following the instructions on the proxy card. In the event we receive two proxies from you, the one bearing the latest date automatically revokes all prior proxies.

Sincerely,

Terrence A. Duffy Chairman of the Board	Craig S. Donohue Chief Executive Officer

*  *  *

Chicago Mercantile Exchange Holdings Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on April 21, 2004. Shareholders of Chicago Mercantile Exchange Holdings Inc. are urged to read the definitive proxy statement and any other relevant materials filed by Chicago Mercantile Exchange Holdings Inc. with the SEC because they contain, or will contain, important information about Chicago Mercantile Exchange Holdings Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Chicago Mercantile Exchange Holdings Inc. with the SEC, may be obtained free of charge at the SEC’s Web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting Chicago Mercantile Exchange Holdings Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

Chicago Mercantile Exchange Holdings Inc. and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of Chicago Mercantile Exchange Holdings Inc.’s shareholders to approve the proposals. These individuals may have interests in the proposals. A detailed list of the names, affiliations and interests of the participants in the solicitation is contained in the proxy statement.

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class A Common Stock

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A AND B LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-593-2343 in the United States or Canada any time on a touchtone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

1

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class A Common Stock

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

1. Seven will be elected to a two-year term to the Board of Directors.
			For	Withhold
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 -William R. Shepard	☐	☐
02 - Martin J. Gepsman	05 - Alex J. Pollock
03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B  Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
2. Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting. ☐

C  Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 -Please keep signature within the box	Signature 2 -Please keep signature within the box	Date (mm/dd/yyyy)

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-1 Common Stock (CME)

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A, B, C AND D LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-536-4454 in the United States or Canada any time on a touchtone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class B-1 Common Stock (CME)

A Election of Equity Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

Seven will be elected to a two-year term to the Board of Directors.

			For	Withhold
			☐	☐
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 - William R. Shepard

02 - Martin J. Gepsman	05 - Alex J. Pollock

03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B Election of Class B-1 Directors

Select TWO of the following Class B-1 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS TWO (2) FOR votes.

	For	Abstain		For	Abstain

08 - Timothy R. Brennan	☐	☐	10 - Howard J. Siegel	☐	☐

09 - Bruce F. Johnson	☐	☐	11 - Scott Slutsky	☐	☐

C Election of 2005 Class B-1 Nominating Committee

Select FIVE of the following Class B-1 shareholders to be elected to a one-year term to the Class B-1 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

	For	Abstain		For	Abstain		For	Abstain

12 - Jeffrey R. Carter	☐	☐	16 - Lonnie Klein	☐	☐	20 - G. Barry Reece	☐	☐

13 - Michael J. Downs	☐	☐	17 - William F. Kulp	☐	☐	21 - James B. Simmons	☐	☐

14 - Larry S. Fields	☐	☐	18 - Edward A. McCarthy	☐	☐

15 - John C. Garrity	☐	☐	19 - Brian J. Muno	☐	☐

D Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain

Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting.	☐

E Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 Please keep signature within the box	Signature 2 -Please keep signature within the box	Date (mm/dd/yyyy)

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-2 Common Stock (IMM)

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A, B, C AND D LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-593-2345 in the United States or Canada any time on a touchtone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

C0123456789	12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

5

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class B-2 Common Stock (IMM)

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

Seven will be elected to a two-year term to the Board of Directors.
			For	Withhold
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 -William R. Shepard	☐	☐
02 - Martin J. Gepsman	05 - Alex J. Pollock
03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B Election of Class B-2 Directors

Select ONE of the following Class B-2 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.

	For	Abstain
08—Patrick B. Lynch	☐	☐

09—Ronald A. Pankau	☐	☐

C Election of 2005 Class B-2 Nominating Committee

Select FIVE of the following Class B-2 shareholders to be elected to a one-year term to the Class B-2 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

	For	Abstain		For	Abstain		For	Abstain
10—Richard J. Appel	☐	☐	14—Donald J. Lanphere, Jr.	☐	☐	18—Michael J. Walsh	☐	☐

11—Samuel T. Bailey	☐	☐	15—Steven D. Peake	☐	☐	19—Barry D. Ward	☐	☐

12—Richard J. Duran	☐	☐	16—James P. Shannon	☐	☐

13—William J. Higgins	☐	☐	17—Stuart A. Unger	☐	☐

D  Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting. ☐

E Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-3 Common Stock (IOM)

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A, B AND C LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-593-2346 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY
• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class B-3 Common Stock (IOM)

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

Seven will be elected to a two-year term to the Board of Directors.
			For	Withhold
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 - William R. Shepard	☐	☐
02 - Martin J. Gepsman	05 - Alex J. Pollock
03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B  Election of 2005 Class B-3 Nominating Committee

Select FIVE of the following Class B-3 shareholders to be elected to a one-year term to the Class B-3 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

	For	Abstain		For	Abstain		For	Abstain
08 - J. Kenny Carlin	☐	☐	12 - Joel P. Glickman	☐	☐	16 - Brian M. Young	☐	☐

09 - Stephen T. Divito	☐	☐	13 - Mark O. Hinken	☐	☐	17 - Douglas A. Young	☐	☐

10 - David M. Duckler	☐	☐	14 - Brian M. Konlon	☐	☐

11 - Christopher P. Gaffney	☐	☐	15 - George J. Malfas	☐	☐

C  Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting. ☐

D  Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-4 Common Stock (GEM)

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A AND B LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-593-2347 in the United States or Canada any time on a touchtone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simpleinstructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class B-4 Common Stock (GEM)

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

Seven will be elected to a two-year term to the Board of Directors.
			For	Withhold
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 -William R. Shepard	☐	☐
02 - Martin J. Gepsman	05 - Alex J. Pollock
03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B  Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting. ☐

C  Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 -Please keep signature within the box	Signature 2 -Please keep signature within the box	Date (mm/dd/yyyy)